SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 24, 2003

                             RCM Technologies, Inc.
                 (Exact Name of Registrant Specified in Charter)


          Nevada                        1-10245            95-1480559
      (State or Other              (Commission File        (I.R.S. Employer
      Jurisdiction of                   Number)             Identification No.)
      Incorporation)


                  2500 McClellan Avenue, Suite 350
                          Pennsauken, NJ                   08109-4613

                (Address of Principal Executive Offices)  (Zip Code)
-




          Registrant's telephone number, including area code: (856) 486-1777


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Item 4.  Other Events and Required FD Disclosure.

     On January 24, 2003, a jury delivered a $7.6 million award against the Registrant in a case heard in the Superior Court of New Jersey. The Registrant believes that it has substantial legal basis for securing a reduction of the verdict. Also, the Company will attempt to obtain a new trial on the damages award and plans to appeal any judgment that maybe ultimately entered against the Company.

    The litigation is discussed in more detail in a press release issued by the Company on January 27, 2003, which is attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

    Exhibit Number                                              Exhibit Title

99                       Press release dated January 27, 2003





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           RCM TECHNOLOGIES, INC.


                           By:
                           Stanton Remer
                           Chief Financial Officer, Treasurer and
                           Secretary


Dated:  January 27, 2003

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                                  EXHIBIT INDEX


    Exhibit Number                         Exhibit Title

     99                                    Press release dated January 27, 2003